EX-99.h.3.a

December 15, 2015

State Street Bank and Trust Company

4 Copley Place, 5th Floor

Boston, MA  02116

Attention:  Fund Administration Legal Department

Re:  Aberdeen Funds—Additional Funds Letter, and Fund Liquidation and Name Change

Ladies and Gentlemen:

Reference is made to the Sub-Administration between State Street Bank and Trust Company (the “Sub-Administrator”) and Aberdeen Asset Management Inc. (the “Administrator”) dated as of June 1, 2010, as amended and supplemented (the “Agreement”). Pursuant to the Agreement, this letter is to provide notice of the creation of Aberdeen U.S. Mid Cap Equity Fund, a new Fund (as defined in the Agreement) of Aberdeen Funds.

In accordance with Section 1 of the Agreement, we request that you act as Sub-Administrator with respect to the additional Fund listed above.  A current Schedule A to the Agreement is attached hereto. In connection with such request, the undersigned hereby confirms to you, as of the date hereof, the representations and warranties in Section 4 of the Agreement.

Further, the Board of Trustees approved changing the name of the Aberdeen Small Cap Fund to “Aberdeen U.S. Small Cap Equity Fund” and the name of the Aberdeen Global Small Cap Fund to “Aberdeen International Small Cap Fund”, both changes to be effective on or about February 29, 2016. Additionally, a correction has been made to the former Aberdeen U.S. Equity Fund to correctly reflect that the new name of the Fund is Aberdeen U.S. Multi-Cap Equity Fund.

The foregoing changes are reflected in the attached current Schedule A to the Agreement.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to Aberdeen Asset Management Inc. and retaining one for your records.

[signature page follows]

Aberdeen Asset Management Inc

1735 Market Street, 32nd floor, Philadelphia PA 19103

Telephone: (215) 405-5700

Aberdeen Asset Management Inc is an Investment Adviser registered with the US Securities and Exchange Commission under the Investment Advisers Act of 1940.  Member of Aberdeen Asset Management Group of Companies.

“Aberdeen” is a U.S. Registered service mark of Aberdeen Asset Management PLC.

Sincerely,

ABERDEEN ASSET MANAGEMENT INC.

By:
Name:
Title:

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

SUB-ADMINISTRATION AGREEMENT

Effective June 1, 2010

As amended December 15, 2015

SCHEDULE A

Listing of Funds

Fund Name	Classes of Shares

Aberdeen Equity Long-Short Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Global Natural Resources Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen U.S. Small Cap Equity Fund*	Class A
(formerly, Aberdeen Small Cap Fund)	Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen China Opportunities Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen International Equity Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Global Equity Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Diversified Alternatives Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Dynamic Allocation Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Fund Name	Classes of Shares

Aberdeen Diversified Alternatives Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Asia Bond Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Emerging Markets Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Global Fixed Income Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen International Small Cap Fund*	Class A
(formerly, Aberdeen Global Small Cap Fund)	Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Tax-Free Income Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Emerging Markets Debt Local Currency Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Ultra-Short Duration Bond Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Fund Name	Classes of Shares

Aberdeen Asia-Pacific Smaller Companies Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen U.S. Multi-Cap Equity Fund	Class A
(formerly, Aberdeen U.S. Equity Fund)	Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Emerging Markets Debt Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen European Equity Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Latin American Equity Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen Japanese Equities Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class

Aberdeen U.S. Mid Cap Equity Fund**	Class A
Class C
Class R
Institutional Class
Institutional Service Class

*Name change to be effective on or about February 29, 2016.

** Effective upon the effectiveness of the Fund’s registration statement.